SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): January 31, 2005

          Onyx Acceptance Owner Trust 2004-B
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-103244                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900

Item 8.01  Other Events

On behalf of the Onyx Acceptance Owner Trust 2004-B, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of May 1, 2004 with Onyx Acceptance Financial Corporation as registrant and seller Wilmington Trust Company as Owner Trustee and JP Morgan Chase Bank as Indendure Trustee and Trust Agent, the registrant has caused to be filed with the Commission, the January 2005 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Owner Trust 2004-B and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2004-B for the month of January 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         /s/ DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Chief Financial Officer


Exhibit 19

             Deficiency balance recoveries (net in transit)                                                           8,730.16
             Net transfers from/(to) Payahead acct/Cap Int/Prefund Acct acct prior period                           (12,574.43)
             Collection Account investment earnings collected in current month                                       19,523.19
             Transfers from Collection Acct to Spread Account prior period                                      (15,184,186.91)
             Net Deposits in Transit                                                                               (567,444.70)
             Ending Bank balance                                                                                 10,786,556.34
